UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2025

Date of Report (Date of earliest event reported)

TSS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Aviation Drive, Suite 100, Georgetown Texas 78628
(Address of principal executive offices and zip code)

(512) 310-1000
(Registrant’s telephone number, including area code) Not applicable (Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TSSI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 17, 2025, VTC, L.L.C. (“VTC”), a wholly owned subsidiary of TSS, Inc. (the “Company”), completed an amendment (the “First Amendment”) to the Credit Agreement (the “Credit Agreement”) previously entered into on December 31, 2024, with Susser Bank (“Susser”).

The First Amendment provides for an incremental term loan of $5,000,000 (the “Incremental Note”) to the $20,000,000 term loan facility (the “Note”) obtained as part of the Credit Agreement. The Incremental Note has the same terms as the Note, including but not limited to the interest rate, maturity date and payment terms as defined in the Credit Agreement. The Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 7, 2025.

The proceeds of the Incremental Note will be used to replenish cash reserves previously used to finance capital expenditures and to better align the long-term nature of those capital expenditures with the long-term debt financing.

The foregoing description of the First Amendment and the transaction contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the First Amendment, which is included in this Current Report as Exhibit 10.1 and incorporated herein by reference, and the full text of the Credit Agreement, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1	First Amendment to the Credit Agreement, dated September 17, 2025
10.2	Term Loan Note, dated September 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Daniel M. Chism
Daniel M. Chism
Chief Financial Officer

Date: September 23, 2025

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